UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 12, 2015

Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13683	47-1744351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 13, 2015, Remy International, Inc., a Delaware corporation (“Remy” or the “Company”) issued a press release to announce that the U.S. Federal Trade Commission (the “FTC”) has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the proposed merger (the “Merger”) of Band Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly-owned subsidiary of BorgWarner Inc., a Delaware corporation (“BorgWarner”), with and into Remy. On July 24, 2015, each of Remy and BorgWarner filed a Pre-Merger Notification and Report Form pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the FTC.
The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of the remaining conditions to the Merger set forth in the related Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 12, 2015, by and among Remy, BorgWarner and Merger Sub, including adoption of the Merger Agreement by Remy’s stockholders and the making or obtaining of any filings, authorizations, consents or approvals regarding the Merger required pursuant to Antitrust Laws (as defined in the Merger Agreement) in Austria, Germany, China, Korea and Mexico and the termination or expiration of any applicable waiting period thereunder.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Remy by BorgWarner. In connection with the proposed acquisition, Remy and Borg Warner intend to file relevant materials with the SEC, including Remy’s definitive proxy statement on Schedule 14A, a preliminary version of which has been filed with the SEC on August 3, 2015. STOCKHOLDERS OF REMY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING REMY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, or the Company’s web site, http://www.remyinc.com under “Investors - SEC Filings”.
Participants in Solicitation
Remy and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Remy common stock in respect of the proposed transaction. Information about the directors and executive officers of Remy is set forth in the proxy statement for Remy’s Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition, a preliminary version of which has been filed with the SEC on August 3, 2015.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release issued by Remy International, Inc. dated August 13, 2015.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.

Date: August 13, 2015	By:	/s/ John J. Pittas
	Name:	John J. Pittas
	Title:	President and CEO

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Remy International, Inc. dated August 13, 2015.